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                                                                    EXHIBIT 21.1

                              10-K SUBSIDIARY LIST

Southwest Toyota, Inc.
Texas corporation
d/b/a Sterling McCall Toyota

SMC Luxury Cars, Inc.
Texas corporation
d/b/a Sterling McCall Lexus

McCall Automotive Group, Inc
Delaware corporation

Courtesy Nissan, Inc.
Texas corporation

Group 1 Ford, Inc.
Texas    corporation
d/b/a Elgin Ford

McKinney Dodge, Inc.
Texas corporation

Smith Automotive Group, Inc.
Texas corporation

Mike Smith Automotive-H, Inc.
Texas corporation

Mike Smith Automotive-N, Inc.
Texas corporation
d/b/a Mike Smith Nissan
d/b/a Mike Smith Autoplex Nissan

Mike Smith Autoplaza, Inc.
Texas corporation
d/b/a Mike Smith Honda, Mike Smith Oldsmobile, Mike Smith GMC Truck, Mike Smith Lincoln-Mercury, Mike Smith Mitsubishi

Mike Smith Autoplex, Inc.
Texas corporation
d/b/a Mike Smith Autoplex 2000
d/b/a Mike Smith Autoplex Buick
d/b/a Mike Smith Autoplex Volvo



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d/b/a Mike Smith Autoplex Mercedes Benz
d/b/a Mike Smith Autoplex Dodge

Mike Smith Autoplex-A, Inc.
Texas corporation
d/b/a Mike Smith Acura

Mike Smith Autoplex Buick, Inc.
Texas corporation

Mike Smith Autoplex Dodge, Inc.
Texas corporation

Mike Smith Autoplex-German Imports, Inc.
Texas corporation
d/b/a Mike Smith Autoplex Mercedes Benz

Mike Smith Autoplex-Volvo, Inc.
Texas corporation

Mike Smith L/M, Inc.
Texas corporation

Mike Smith GM, Inc.
Texas corporation

Round Rock Nissan, Inc.
Texas corporation

Smith, Liu & Corbin, Inc.
Texas corporation
d/b/a Acura Southwest

Smith, Liu & Kutz, Inc.
Texas corporation

Town North Imports, Inc.
Texas corporation
d/b/a Town North Mitsubishi

Town North Nissan, Inc.
Texas corporation

Town North Suzuki, Inc.
Texas corporation


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Mike Smith Motors, Inc.
Texas corporation

Mike Smith Imports, Inc.
Texas corporation
d/b/a Beaumont BMW
d/b/a BMW of SE Texas
d/b/a Mike Smith BMW

Bob Howard Automotive-A, Inc.
Oklahoma corporation

Bob Howard Automotive-H, Inc.
Oklahoma corporation
d/b/a Bob Howard Acura, Bob Howard Honda

Bob Howard Chevrolet, Inc.
Oklahoma corporation
d/b/a Bob Howard Chevrolet, Howard Chevrolet, Bob Howard Chevrolet-Geo, Bob Howard Subaru

Bob Howard Dodge, Inc.
Oklahoma corporation

Bob Howard Motors, Inc.
Oklahoma corporation
d/b/a Bob Howard Toyota

Bob Howard Nissan, Inc.
Oklahoma corporation

Howard Automotive Group, Inc.
Oklahoma corporation

Howard Pontiac-GMC, Inc.
Oklahoma corporation
d/b/a Bob Howard Automall, Bob Howard GMC Truck,
Bob Howard Pontiac, Bob Howard Chrysler-Plymouth, Bob Howard Jeep-Eagle, Bob Howard Isuzu, Bob Howard Mazda

Bob Howard Automotive-East, Inc.
Oklahoma corporation
d/b/a South Pointe Chevrolet
d/b/a Bob Howard Chevrolet

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Foyt Motors, Inc.
Texas corporation
d/b/a A.J. Foyt Honda, A.J. Foyt Isuzu, A.J. Foyt Used Cars,
Southwest Auto Credit Corp.

Kingwood Motors-H, Inc.
Texas corporation

Koons Ford, Inc.
Florida corporation
d/b/a World Ford/Hollywood, Pines Leasing,
World Ford/Pines, Car Town U.S.A.

Courtesy Ford, Inc.
Florida corporation
d/b/a World Ford/Kendall

Perimeter Ford, Inc.
Delaware corporation

Flamingo Ford, Inc.
Florida corporation
d/b/a World Ford Homestead

World Automotive Group, Inc.
Florida corporation

Prestige Chrysler Plymouth Northwest, Ltd.
Texas limited partnership

GPI Atlanta, Inc.
Delaware corporation

MMK Interests, Inc.
Texas corporation
d/b/a Maxwell Dealership Group, Maxwell Automotive Group

Prestige Chrysler Plymouth South, Ltd.
Texas limited partnership
d/b/a Maxwell Chrysler Plymouth South

Maxwell Chrysler Plymouth Jeep Eagle, Ltd.
Texas limited partnership
d/b/a Maxwell Superstore

Highland Autoplex, Inc.
Texas corporation
d/b/a Highland Autoplex

Prestige Maxwell, Inc.
Delaware corporation


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Maxwell Ford, Ltd.
Texas limited partnership
d/b/a Maxwell Ford

Maxwell Holdings, Inc.
Delaware corporation
d/b/a Maxwell Holdings

Casa Chevrolet Inc.
New Mexico corporation
d/b/a Casa Chevrolet

Casa Chrysler Plymouth Jeep Inc.
New Mexico corporation
d/b/a Westside Chrysler

Johns Automotive Group, Inc.
New Mexico corporation

Sunshine Buick Pontiac GMC Truck, Inc.
New Mexico corporation
d/b/a Sunshine Buick Pontiac GMC Truck

Luby Chevrolet Co.
Delaware corporation

Group 1 Realty, Inc.
Delaware corporation

Lubbock Motors-F, Ltd.
Texas limited partnership

Lubbock Motors-T, Ltd.
Texas limited partnership

Lubbock Automotive-M, Inc.
Delaware corporation

Rockwall Automotive-F, Ltd.
Texas limited partnership

Amarillo Motors-C, Ltd.
Texas limited partnership

Amarillo Motors-J, Ltd.
Texas limited partnership


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Amarillo Motors-F, Ltd.
Texas limited partnership

Lubbock Motors, Inc.
Texas corporation

Kutz Auto Group, Inc.
Texas corporation

Chapparal Dodge, Ltd.
Texas limited partnership

Colonial Chrysler-Plymouth, Ltd.
Texas limited partnership

Group 1 Holdings-T, Inc.
Delaware corporation

Group 1 Holdings-GM, Inc.
Delaware corporation

Group 1 Holdings-N, Inc.
Delaware corporation

Group 1 Holdings, Inc.
Delaware corporation

Delaware Acquisition-CC, L.L.C.
Delaware limited liability company

Delaware Acquisition-GM, L.L.C.
Delaware limited liability company

Delaware Acquisition-T, L.L.C.
Delaware limited liability company

Delaware Acquisition-F, L.L.C.
Delaware limited liability company